Supplement dated March 26, 2013

to the Prospectus

for

Qualified Variable Deferred Group Annuity Contract for Chicago Public Schools

Issued by

Horace Mann Life Insurance Company

Horace Mann Life Insurance Group Annuity Separate Account

This supplement updates certain information contained in the above listed prospectus. You should read this supplement carefully and keep it with your prospectus for future reference. You may obtain an additional copy of the prospectus by writing to 1 Horace Mann Plaza, Springfield, IL 62715. All capitalized terms used in this supplement have the same meaning as provided in the prospectus.

This supplement provides You with updated information relating to changes being made to an Underlying Fund.

The following change is made to the list of Underlying Funds on page 1 of the prospectus:

Effective on or about April 19, 2013, the BlackRock Index Equity Portfolio will be reorganized and merged into the BlackRock S&P 500 Stock Fund.

The following change is made to the list of Underlying Funds in the “Summary, What are my investment choices?” section of the prospectus:

Effective on or about April 19, 2013, the BlackRock Index Equity Portfolio will be reorganized and merged into the BlackRock S&P 500 Stock Fund.

The following change is made to the table of Underlying Funds in the “Horace Mann Life Insurance Company, The Fixed Account, The Separate Account and the Underlying Funds – The Underlying Funds” section of the prospectus:

Effective on or about April 19, 2013, the BlackRock Index Equity Portfolio will be reorganized and merged into the BlackRock S&P 500 Stock Fund.

The following change is made to the “Accumulation Unit Values” appendix to the prospectus:

Effective on or about April 19, 2013, the BlackRock Index Equity Portfolio will be reorganized and merged into the BlackRock S&P 500 Stock Fund.

If You have any questions regarding this Supplement, please contact Your registered representative or Our Home Office at 800-999-1030.